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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 15, 2002

                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                (Name of Registrant as specified in its charter)


             TEXAS                                       000-22007                          76-0519693
  (State or other jurisdiction                   (Commission File Number)                (I.R.S. Employer
of incorporation or organization)                                                       Identification No.)


                              4400 POST OAK PARKWAY
                              HOUSTON, TEXAS 77027
                                 (713) 235-8800
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

        The purpose of the Form 8-K Current Report is to file as an exhibit, a copy of the Company's news release dated April 15, 2002, announcing the Company's operating results for the first quarter 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        99.1   -    News Release dated April 15, 2002, announcing the Company's operating results for the first quarter 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOUTHWEST BANCORPORATION OF TEXAS, INC.


Date:  April 17, 2002               By: /s/ R. JOHN MCWHORTER
                                        ------------------------------------
                                        R. John McWhorter
                                        Senior Vice President and Controller
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                                 EXHIBIT INDEX



       EXHIBIT
       NUMBER                        DESCRIPTION
       ------                        -----------
        99.1   -    News Release dated April 15, 2002, announcing Company's
                    operating results for the first quarter 2002.